MUNICIPAL ADVANTAGE FUND INC.

                                                               November 27, 1996

Dear Shareholder:

     We are pleased to report on the favorable performance of the Municipal Advantage Fund in the fiscal year ended October 31, 1996. The Fund's total return for the year was 7.3%, based on its net asset value (NAV) per common share and assuming reinvestment of dividends. This easily surpassed the 5.7% return of the Lehman Brothers Municipal Bond Index and the 6.7% average total return of the leveraged closed-end municipal bond funds monitored by Lipper Analytical Services, Inc. The Fund's performance was 21st among the 64 funds in this Lipper universe.

     The Fund also exceeded the Lehman index and the Lipper average in the fourth fiscal quarter. The Fund's total return on NAV of 3.4% in the quarter outpaced the 2.5% return of the index and the 3.3% average total return of the leveraged closed-end municipal bond funds monitored by Lipper. The Fund's performance was 24th among the 64 funds in this Lipper universe for the quarter.

     Because the price of the Fund's common shares on the New York Stock Exchange rose more than the NAV, the Fund delivered a higher total return, 9.2% in the year and 5.0% in the fourth quarter, based on change in market price and assuming reinvestment of dividends, than it did at NAV. Although we measure ourselves as investment managers based on performance at NAV, performance at market--that is, market appreciation plus dividends--is the return to shareholders.

     As the market price rose, the common shares' discount (the amount the market price is below NAV) narrowed to 14.9% as of October 31, 1996 from 16.0% three months earlier. Most closed-end municipal bond funds trade at discounts to NAV. As we have said in the past, one way for owners of the Fund's common shares to capitalize on the discount and acquire quality securities at a price well below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

FUND OBJECTIVE AND PREFERRED STOCK COSTS

     The Fund's objective is to provide a high level of income exempt from regular federal income tax by investing in a diversified portfolio of quality municipal securities. The Fund uses leverage from its preferred shares to generate additional income. Dividend costs on the preferred stock averaged 3.71% in the fiscal year. At the latest auction on November 25, 1996, the Fund sold 91-day auction rate preferred stock at an annual rate of 3.69%, down from 3.80% on the previous 91-day issue.

     Proceeds from the preferred stock are invested in municipal bonds that yield more than the cost of the preferred, with the Fund's common shares realizing the difference. Besides adding to income, the use of leverage tends to magnify capital appreciation in a rising bond market and magnify capital losses in a declining market.


MARKET ENVIRONMENT

     The fiscal year saw considerable volatility in the municipal bond market. Prices of tax-exempt municipal securities increased during the first two months of the fiscal year, then turned downward from January 1996 through July 1996 because of investor concerns about radical tax reform proposals and uncertainty about the inflation outlook. As these worries faded, prices rallied over the remainder of the fiscal year.

     We are long-term investors and, as such, tend to remain fully invested regardless of near-term market trends. Nonetheless, we did have about 5% of the Fund's assets invested in short-term securities as the market fell, and this moderated the Fund's risk and strengthened its relative performance. By mid-summer, as prices rallied, we were once again fully invested in long-term securities, with an emphasis on purchasing high-quality discount issues, which tend to outperform the market when prices are increasing.

PORTFOLIO PROFILE

     As of October 31, 1996, 99.8% of the portfolio was invested in long-term securities, with the remainder in cash and cash equivalents. We place great emphasis on investment quality. Of the long-term securities, 80.7% of the assets were rated A or better by Standard & Poor's or Moody's.

     We also seek to control risk through investment diversification. The five largest market sectors in the portfolio as of October 31, 1996 were: health and hospital, 20.7%; housing, 17.6%; general obligation, 12.9%; water and sewer, 11.5%; and airline and airport, 9.0%. There was no significant change in asset allocation among sectors during the fourth quarter. The five largest portfolio positions by state were: New York, 16.1%; Illinois, 8.1%; Texas, 7.6%; California, 7.4%; and Michigan, 6.6%. The average maturity of the portfolio at October 31, 1996 was 21 years.

DIVIDEND INCREASE AND YIELD

     The Fund paid monthly dividends of 6.5 cents per common share for the first 11 months of the fiscal year, increasing the monthly rate to 6.65 cents per common share effective with the October 1996 distribution (paid November 4th to common shareholders of record October 21st). Total dividends for the year were
78.15 cents per common share.

     The yield on the Fund's common shares was 6.7% as of October 31, 1996, based on the $11.875 per share closing price on the New York Stock Exchange and the annualized current monthly dividend rate of 6.65 cents per common share. For an investor in the top federal tax bracket of 39.6%, this yield was equivalent to 11.1% on a taxable basis.

TOLL-FREE UPDATE

     A recorded periodic update, reviewing the municipal bond markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset allocation, NAV, performance and other information, is available by calling (800) 421-4777.

SUMMARY

     We believe quality municipal securities offer good value at this time, providing tax-exempt yields well above the rate of inflation. We remain dedicated to providing a high level of income exempt from regular federal income tax through a diversified, leveraged portfolio of quality municipal securities.

     As always, we at the Fund, along with the Fund's manager, Advantage Advisers, Inc., and its adviser, OpCap Advisors, appreciate the trust you have placed in us. Thank you for investing with us.

                                         Sincerely,

                                         /s/ Mark C. Biderman

                                         Mark C. Biderman
                                         President

                         MUNICIPAL ADVANTAGE FUND INC.
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1996

Principal                                            Credit Rating*
  Amount                                             (Moody's/S&P)     Value
-------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS--97.9%
            ALABAMA--1.9%
$1,000,000  Alabama State Docks Department Facility
              Revenue,
              6.15%, 10/1/14.......................    Aaa/AAA         1,038,130
 2,000,000  DCH Health Care Authority, Health Care
              Facilities Revenue,
              5.70%, 6/1/15........................     A1/A+          1,989,460
                                                                    ------------
                                                                       3,027,590
                                                                    ------------
            CALIFORNIA--7.4%
 1,000,000  Burbank Redevelopment Agency,
              6.00%, 12/1/13.......................    Baa1/A-         1,007,590
 2,500,000  California Health Facilities Financing
              Authority Revenue,
              6.25%, 3/1/21........................     Aa3/AA         2,565,325
 1,000,000  California State Public Works Board,
              Lease Revenue,
              6.30%, 10/1/10.......................      A/A           1,058,900
 1,000,000  Lafayette Elementary School District,
              5.90%, 5/15/17.......................    Aaa/AAA         1,016,710
 1,250,000  Los Angeles Public Works Finance
              Authority (MBIA insured),
              5.25%, 9/1/15........................    Aaa/AAA         1,202,200
 1,000,000  Los Angeles Regional Airports Revenue,
              6.70%, 1/1/22........................     NR/A-          1,066,480
 1,000,000  Madera County Certificates of
              Participation (MBIA insured),
              6.125%, 3/15/23......................    Aaa/AAA         1,035,230
 1,000,000  San Francisco City & County
              Certificates of Participation
              (CGIC insured),
              5.60%, 4/1/16........................    Aaa/AAA           985,980
 1,500,000  Student Education Loan Marketing
              Corporation, Student Loan Revenue,
              7.00%, 7/1/10........................      NR/A          1,579,290
                                                                    ------------
                                                                      11,517,705
                                                                    ------------
            COLORADO--5.8%
 3,085,000  Colorado Health Facilities Authority

              Revenue (MBIA insured),
              5.95%, 5/15/12.......................    Aaa/AAA         3,164,130
            Denver City & County Airport Revenue
              (MBIA insured),
 1,500,000    5.60%, 11/15/25......................    Aaa/AAA         1,451,940
 4,500,000    5.75%, 11/15/17......................    Aaa/AAA         4,488,975
                                                                    ------------
                                                                       9,105,045
                                                                    ------------
            FLORIDA--1.2%
 2,000,000  Florida State Board of Education,
              5.00%, 6/1/20........................     Aa/AA          1,834,080
                                                                    ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1996

Principal                                            Credit Rating*
  Amount                                             (Moody's/S&P)     Value
-------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            GEORGIA--1.5%
$1,000,000  Savannah Hospital Authority Revenue,
              6.125%, 7/1/12.......................      A/NR       $  1,036,260
 1,260,000  Toombs County Hospital Authority
              Revenue
              7.00%, 12/1/17.......................     NR/BBB         1,290,290
                                                                    ------------
                                                                       2,326,550
                                                                    ------------
            ILLINOIS--8.1%
 2,000,000  Chicago O'Hare International Airport
              Revenue (AMBAC insured),
              5.625%, 1/1/15.......................    Aaa/AAA         1,980,760
 3,500,000  Du Page Water Commission, Water
              Revenue,
              5.25%, 5/1/14........................     Aa1/AA         3,398,640
            Illinois Health Facilities Authority
              Revenue,
 1,000,000    6.00%, 2/15/19.......................      A/A             988,990
 2,855,000    9.00%, 11/15/15......................    Baa1/BBB        3,203,910
 2,985,000  Illinois Housing Development Authority
              Revenue,
              6.70%, 8/1/25........................     Aa/AA          3,083,803
                                                                    ------------
                                                                      12,656,103
                                                                    ------------

            KENTUCKY--.7%
 1,000,000  Louisville & Jefferson Counties
              Metropolitan Sewer District
              (AMBAC insured),
              6.50%, 5/15/24.......................    Aaa/AAA         1,094,970
                                                                    ------------
            LOUISIANA--1.0%
 1,500,000  New Orleans General Obligation Bonds
              (AMBAC insured),
              6.125%, 10/1/16......................    Aaa/AAA         1,562,700
                                                                    ------------
            MAINE--.7%
 1,000,000  Maine State Housing Authority, Mortgage
              Purchase,
              7.55%, 11/15/22......................     Aa/AA-         1,055,990
                                                                    ------------
            MARYLAND--1.2%
 1,820,000  Maryland State Community Development
              Administration (FHA insured),
              7.60%, 4/1/23........................     Aa/NR          1,868,721
                                                                    ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1996

Principal                                            Credit Rating*
  Amount                                             (Moody's/S&P)     Value
--------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            MASSACHUSETTS--3.5%
$2,250,000  Massachusetts State Health & Education
              Facilities Authority Revenue,
              6.25%, 12/1/22.......................      A1/A       $  2,305,912
 1,175,000  Massachusetts State Water Pollution
              Abatement Trust,
              6.375%, 2/1/15.......................     Aa/AA-         1,243,397
 2,000,000  Massachusetts State Water Resource
              Authority,
              5.25%, 3/1/13........................      A/A           1,913,180
                                                                    ------------
                                                                       5,462,489
                                                                    ------------
            MICHIGAN--6.6%
 1,000,000  Alpena Public Schools General
              Obligation Bonds,
              5.70%, 5/1/14........................    Aaa/AAA         1,011,340
 1,700,000  Dearborn School District,

              6.00%, 5/1/14........................     Aa/AA          1,738,046
 1,000,000  Ferndale School District (FGIC
              insured),
              5.375%, 5/1/21.......................    Aaa/AAA           961,190
 1,000,000  Grand Rapids Water Supply Systems
              Revenue (FGIC insured),
              6.50%, 1/1/15........................    Aaa/AAA         1,073,550
            Michigan State Hospital Finance
              Authority Revenue,
 2,490,000    5.375%, 10/15/13.....................     A1/NR          2,351,033
 2,000,000    8.125%, 10/1/21.......................   Baa/BBB         2,232,560
 1,000,000  Michigan State Pollution Control
              Revenue,
              6.20%, 9/1/20........................     A3/A-          1,020,610
                                                                    ------------
                                                                      10,388,329
                                                                    ------------
            MINNESOTA--4.6%
            Minnesota State Housing Finance Agency,
 1,650,000    6.00%, 2/1/14........................     Aa/AA          1,674,486
 2,950,000    6.10%, 8/1/22........................     Aa/AA          2,987,554
 2,500,000    6.25%, 8/1/22........................     Aa/AA          2,525,425
                                                                    ------------
                                                                       7,187,465
                                                                    ------------
            NEVADA--4.0%
 2,000,000  Clark County General Obligation Bonds
              (MBIA insured),
              6.00%, 6/1/13........................    Aaa/AAA         2,064,820
 2,000,000  Clark County Passenger Facility Charge
              Revenue (MBIA insured),
              5.75%, 7/1/23........................    Aaa/AAA         1,967,660
 1,000,000  Las Vegas General Obligation Bonds,
              6.60%, 10/1/12.......................    Aaa/AAA         1,093,850

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1996

Principal                                            Credit Rating*
  Amount                                             (Moody's/S&P)     Value
--------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            NEVADA (CONT'D)
$1,055,000  Nevada Housing Division Revenue,
              6.20%, 4/1/17........................     Aaa/NR      $  1,078,316
                                                                    ------------
                                                                       6,204,646
                                                                    ------------

            NEW HAMPSHIRE--1.9%
 1,000,000  New Hampshire Higher Educational &
              Health Facilities Authority Revenue,
              6.125%, 10/1/13......................     Baa/NR           968,760
            New Hampshire State Housing Finance
              Authority,
   995,000    6.50%, 7/1/14........................     Aa/NR          1,025,765
 1,000,000    6.90%, 7/1/19........................     Aa/NR          1,042,830
                                                                    ------------
                                                                       3,037,355
                                                                    ------------
            NEW JERSEY--.6%
 1,000,000  New Jersey Economic Development
              Authority, Heating & Cooling Revenue,
              6.20%, 12/1/07.......................    NR/BBB-         1,018,130
                                                                    ------------
            NEW YORK--16.0%
 2,000,000  Metropolitan Transportation Authority,
              Transportation Facilities Revenue,
              6.00%, 7/1/14........................    Baa/BBB+        2,003,820
            New York City General Obligation Bonds,
   300,000    5.75%, 2/1/12........................   Baa1/BBB+          288,489
 2,000,000    5.75%, 2/1/17........................   Baa1/BBB+        1,901,200
 1,300,000    6.00%, 8/1/09........................   Baa1/BBB+        1,299,857
 1,000,000    6.00%, 2/1/11........................   Baa1/BBB+          987,650
 1,000,000    6.95%, 8/15/12 (MBIA insured)........    Aaa/AAA         1,119,560
 2,270,000    7.00%, 10/1/09.......................   Baa1/BBB+        2,444,291
 2,000,000  New York City Industrial Development
              Agency, Special Facilities Revenue,
              6.125%, 1/1/24.......................      A/A           2,008,840
 3,550,000  New York City Municipal Water Finance
              Authority, Water & Sewer Systems
              Revenue,
              6.00%, 6/15/25.......................      A/A-          3,577,442
            New York State Dormitory Authority
              Revenues,
 1,500,000    5.75%, 5/15/24.......................   Baa1/BBB+        1,430,340
   500,000    6.25%, 7/1/25........................   Baa1/BBB-          506,940
 1,500,000    6.75%, 7/1/24 (MBIA insured)(A)......    Aaa/AAA         1,713,795
 1,000,000    7.65%, 8/1/30 (FHA insured)..........     NR/AAA         1,091,360

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1996

Principal                                            Credit Rating*
  Amount                                             (Moody's/S&P)     Value
--------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)

            NEW YORK (CONT'D)
$1,500,000  New York State Local Government
              Assistance Corporation,
              6.50%, 4/1/20........................      A/A        $  1,591,350
 1,000,000  New York State Medical Care Facilities,
              Finance Agency Revenue,
              6.50%, 8/15/24.......................   Baa1/BBB+        1,043,270
 1,000,000  New York State Thruway Authority,
              Service Contract Revenue,
              5.875%, 4/1/14.......................    Baa1/BBB          977,050
            New York State Urban Development
              Corporation, Correctional
              Capital Facility,
   500,000    5.375%, 1/1/25.......................    Baa1/BBB          456,465
   565,000    5.625%, 1/1/07.......................    Baa1/BBB          564,299
                                                                    ------------
                                                                      25,006,018
                                                                    ------------
            NORTH CAROLINA--.6%
 1,000,000  North Carolina Municipal Power Agency,
              No. 1 Catawba
              Electric Revenue (MBIA insured),
              5.00%, 1/1/18........................    Aaa/AAA           914,490
                                                                    ------------
            OHIO--1.6%
 2,500,000  Lucas County Hospital Revenue (MBIA
              insured),
              5.45%, 8/15/14.......................    Aaa/AAA         2,446,850
                                                                    ------------
            PENNSYLVANIA--3.9%
 4,600,000  Philadelphia Hospital & Higher
              Education Facilities Authority,
              Hospital Revenue,
              6.60%, 7/1/10........................     NR/BBB         4,654,418
 1,500,000  Philadelphia Water and Wastewater
              Revenue (MBIA insured),
              5.25%, 6/15/23.......................    Aaa/AAA         1,402,170
                                                                    ------------
                                                                       6,056,588
                                                                    ------------
            SOUTH CAROLINA--.9%
 1,450,000  York County Industrial Revenue,
              5.70%, 1/1/24........................     A2/A+          1,415,635
                                                                    ------------
            SOUTH DAKOTA--.7%
 1,000,000  Heartland Consumers Power District
              Revenue,
              7.00%, 1/1/16........................    Aaa/AAA         1,133,990
                                                                    ------------
            TENNESSEE--3.5%
 2,020,000  Shelby County General Obligation Notes,
              5.80%, 4/1/19........................     Aa/AA+         2,051,593

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1996

Principal                                            Credit Rating*
  Amount                                             (Moody's/S&P)     Value
--------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            TENNESSEE (CONT'D)
$2,000,000  Tennessee Housing Development Agency,
              6.375%, 7/1/22.......................     Aa/AA       $  2,025,240
 1,410,000  Tennessee Housing Development Agency,
              Mortgage Finance,
              5.90%, 7/1/18........................     A1/A+          1,420,321
                                                                    ------------
                                                                       5,497,154
                                                                    ------------
            TEXAS--7.5%
 1,000,000  Alliance Airport Authority Revenue,
              6.375%, 4/1/21.......................    Baa2/BBB        1,001,540
 1,000,000  Austin Hotel Occupancy Tax Revenue
              (AMBAC insured),
              5.125%, 11/15/19.....................    Aaa/AAA           920,720
 1,500,000  Brownsville Utility System Revenue
              (AMBAC insured),
              5.25%, 9/1/15........................    Aaa/AAA         1,442,640
 1,500,000  Harris County Port Authority General
              Obligation Bonds,
              5.75%, 10/1/17.......................     Aa/AA          1,487,310
 1,000,000  Harris County Toll Road Subordinated
              Lien,
              6.50%, 8/15/15.......................     Aa/AA          1,078,140
            Houston Water Conveyance System,
              Contract Certificates of
              Participation (AMBAC insured),
 1,000,000    6.25%, 12/15/14......................    Aaa/AAA         1,082,870
 1,400,000    7.50%, 12/15/15......................    Aaa/AAA         1,714,356
 2,500,000  San Antonio Electric & Gas Revenue,
              6.00%, 2/1/14........................     Aa1/AA         2,536,750
   500,000  San Antonio Water & Sewer Revenue (MBIA
              insured),
              5.60%, 5/15/21.......................    Aaa/AAA           493,425
                                                                    ------------
                                                                      11,757,751
                                                                    ------------
            UTAH--3.4%
 4,000,000  Intermountain Power Agency, Power
              Supply Revenue,
              5.00%, 7/1/21........................     Aa/A+          3,606,840
            Utah Housing Finance Agency (FHA

              insured),
 1,130,000    6.35%, 7/1/11........................     Aa/NR          1,166,104
   460,000    6.55%, 7/1/26........................     Aa/NR            477,282
                                                                    ------------
                                                                       5,250,226
                                                                    ------------
            VERMONT--1.1%
 1,690,000  Vermont Housing Finance Agency (FHA
              insured),
              7.85%, 12/1/29.......................     A1/A-          1,769,667
                                                                    ------------
            VIRGINIA--2.8%
 4,200,000  Virginia Housing Development Authority,
              6.50%, 1/1/13........................    Aa1/AA+         4,380,390
                                                                    ------------

                         MUNICIPAL ADVANTAGE FUND INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1996

Principal                                            Credit Rating*
  Amount                                             (Moody's/S&P)     Value
--------------------------------------------------------------------------------
            LONG-TERM INVESTMENTS (CONT'D)
            WASHINGTON--1.5%
$1,000,000  King County School District No. 415,
              6.45%, 12/1/12.......................     A1/AA-      $  1,074,170
 1,160,000  Seattle Museum Development Authority,
              6.30%, 7/1/13........................    Aa1/AA+         1,212,142
                                                                    ------------
                                                                       2,286,312
                                                                    ------------
            WEST VIRGINIA--.6%
 1,000,000  Braxton County Solid Waste Disposal
              Revenue,
              6.125%, 4/1/26.......................      A2/A            999,940
                                                                    ------------
            WISCONSIN--1.3%
 2,000,000  Janesville Pollution Control Revenue,
              5.55%, 4/1/09........................     A3/A-          1,993,680
                                                                    ------------
            PUERTO RICO--1.8%
 1,565,000  Puerto Rico Commonwealth Highway &
              Transportation Authority, Highway
              Revenue,
              5.75%, 7/1/18........................     Baa1/A         1,536,360
 1,250,000  Puerto Rico Electric Power Authority,
              Power Revenue,
              6.00%, 7/1/15........................   Baa1/BBB+        1,260,650

                                                                    ------------
                                                                       2,797,010
                                                                    ------------
            Total Long-Term Investments (cost -
              $149,262,206)........................                 $153,053,569
                                                                    ------------
            SHORT-TERM INVESTMENTS--.2%
            NEW YORK--.1%
$  200,000  New York State Pollution Control
              Revenue, VRDN**,
              3.35%, 11/1/96.......................   VMIG1/A1+     $    200,000
                                                                    ------------
            TEXAS--.1%
   100,000  Grapevine Industrial Development
              Revenue, VRDN**,
              3.50%, 11/1/96.......................   VMIG1/A1+          100,000
                                                                    ------------
            Total Short-Term Investments (cost -
              $300,000)............................                 $    300,000
                                                                    ------------
            Total Investments (cost -
              $149,562,206)***.....................     98.1%       $153,353,569
            Other Assets in Excess of Other
              Liabilities..........................      1.9           2,943,730
                                                     -------------  ------------

            Total Net Assets.......................     100.0%      $156,297,299
                                                     -------------  ------------
                                                     -------------  ------------

--------------------------------------------------------------------------------
*   Unaudited.
** Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.
*** Aggregate unrealized appreciation for securities in which there is an excess of value over tax cost is $4,308,907, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $517,544 and net unrealized appreciation for Federal income tax purposes is $3,791,363. The cost basis of portfolio securities for Federal income tax basis is $149,562,206.
(A) Pre-refunded on July 1, 2004. Collateralized by U.S. Government securities and cash which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

ASSETS
  Investments, at value (cost - $149,562,206)............................................................   $153,353,569
  Cash...................................................................................................         16,845
  Interest receivable....................................................................................      2,699,460
  Receivable for investments sold........................................................................      1,514,294
  Deferred organization expenses.........................................................................         26,373
  Prepaid expenses.......................................................................................         13,741
                                                                                                            ------------
     Total Assets........................................................................................    157,624,282
                                                                                                            ------------

LIABILITIES
  Payable for investments purchased......................................................................        489,649
  Dividends payable attributable to common shares........................................................        482,597
  Dividends payable attributable to preferred shares.....................................................        179,972
  Investment management fee payable......................................................................         79,165
  Other payables and accrued expenses....................................................................         95,600
                                                                                                            ------------
     Total Liabilities...................................................................................      1,326,983
                                                                                                            ------------

NET ASSETS
  Preferred stock ($.001 par value and $50,000 net asset and liquidation value per share applicable to
     1,100 shares issued)................................................................................     55,000,000
                                                                                                            ------------
  Common stock:
     Par value ($.001 per share, applicable to 7,257,093 shares issued)..................................          7,257
     Paid-in-capital.....................................................................................    100,618,353
  Undistributed net investment income....................................................................        334,661
  Accumulated net realized loss on investments and futures transactions..................................     (3,454,335)
  Net unrealized appreciation on investments.............................................................      3,791,363
                                                                                                            ------------
     Net assets applicable to common shareholders........................................................    101,297,299
                                                                                                            ------------
       Total Net Assets..................................................................................   $156,297,299
                                                                                                            ------------
                                                                                                            ------------
       Net asset value per common share..................................................................         $13.96
                                                                                                            ------------
                                                                                                            ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME
  Interest.................................................................................................   $9,273,853
                                                                                                              ----------

OPERATING EXPENSES
  Investment management fee (note 2).......................................................................      929,882
  Auction fees and commissions.............................................................................      150,096
  Auditing, consulting and tax return preparation fees.....................................................       66,100
  Reports and notices to shareholders......................................................................       54,202
  Legal fees...............................................................................................       53,213
  Custodian fees (note 2)..................................................................................       40,508
  Directors' fees and expenses.............................................................................       25,605
  Transfer and dividend disbursing agent fees..............................................................       23,705
  Amortization of deferred organization expenses...........................................................       17,582
  Stock exchange listing fee...............................................................................       16,503
  Miscellaneous............................................................................................       21,673
                                                                                                              ----------
     Total operating expenses..............................................................................    1,399,069

       Less: Expense offset arrangement (note 2)...........................................................       (3,449)
                                                                                                              ----------
       Net operating expenses..............................................................................    1,395,620
                                                                                                              ----------
          Net investment income............................................................................    7,878,233
                                                                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET
  Net realized gain on investments.........................................................................       59,946
  Net realized loss on futures transactions (note 1f)......................................................     (212,998)
                                                                                                              ----------
       Net realized loss on investments and futures transactions...........................................     (153,052)
  Net change in unrealized appreciation (depreciation) on investments......................................    1,411,332
                                                                                                              ----------
       Net realized loss and change in unrealized appreciation (depreciation) on investments...............    1,258,280
                                                                                                              ----------
Net increase in net assets resulting from operations.......................................................   $9,136,513
                                                                                                              ----------
                                                                                                              ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED      YEAR ENDED
                                                                                 OCTOBER 31,     OCTOBER 31,
                                                                                     1996            1995
                                                                                 ------------    ------------
OPERATIONS

  Net investment income.......................................................   $  7,878,233    $  7,866,577
  Net realized loss on investments and futures transactions...................       (153,052)     (2,041,826)
  Net change in unrealized appreciation (depreciation) on investments.........      1,411,332      16,416,958
                                                                                 ------------    ------------
     Net increase in net assets resulting from operations.....................      9,136,513      22,241,709
                                                                                 ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends to preferred shareholders from net investment income..............     (2,076,179)     (2,223,538)
  Dividends to common shareholders from net investment income.................     (5,671,420)     (5,660,535)
                                                                                 ------------    ------------
     Total dividends to shareholders..........................................     (7,747,599)     (7,884,073)
                                                                                 ------------    ------------
       Total increase in net assets...........................................      1,388,914      14,357,636

NET ASSETS

  Beginning of year...........................................................    154,908,385     140,550,749
                                                                                 ------------    ------------
  End of year (including undistributed net investment income of $334,661 and
     $204,027, respectively)..................................................   $156,297,299    $154,908,385
                                                                                 ------------    ------------
                                                                                 ------------    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         MUNICIPAL ADVANTAGE FUND INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Municipal Advantage Fund Inc. (the 'Fund') was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

     The Fund has entered into a management agreement with Advantage Advisers, Inc. (the 'Investment Manager'), a subsidiary of Oppenheimer & Co., Inc., pursuant to which the Investment Manager will, among other things, supervise the Fund's investment program and monitor the performance of the Fund's service providers.

     The Investment Manager entered into an advisory contract with OpCap Advisors (the 'Investment Adviser'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objective and policies, for making decisions to buy, sell, or hold particular securities and is responsible for the day-to-day administration of the Fund.

     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS

     Investment debt securities are valued each week by an independent pricing service approved by the Board of Directors. Any security or other asset for which market quotations are not readily available is valued at its fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B) FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders; accordingly, no Federal income tax provision is required.

(C) ORGANIZATION AND OFFERING COSTS

     Costs incurred by the Fund in connection with its organization and offering of its common shares were $87,909 and $433,917, respectively; offering costs were charged to capital. Organization costs have been deferred and are being amortized to expense on a straight line basis over sixty months from commencement of operations. Offering costs and underwriting discounts in connection with the preferred share issuance were $303,393 and $962,500, respectively, and were charged to capital attributable to common shares at the time of issuance of such shares.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
(D) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Interest income is accrued daily. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts are accreted daily to taxable income.

(E) DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

     The Fund intends to declare dividends from net investment income monthly to holders of common stock. Distributions of net capital gains, if any, will be paid at least annually. The Fund records dividends and distributions to common shareholders on the ex-dividend date.

(F) FUTURES ACCOUNTING POLICIES

     A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum 'initial margin' requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as 'variation margin' and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. There were no futures contracts open at October 31, 1996.

2. INVESTMENT MANAGEMENT FEE


     The investment management fee is payable monthly to the Investment Manager, and is computed as a percentage of the Fund's average weekly net assets at the annual rate of .60%. The Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .36% of the Fund's average weekly net assets for its services. The Investment Manager paid the Investment Adviser $557,929 for the year ended October 31, 1996.

     The Fund benefits from an expense offset arrangement with the custodian bank where uninvested cash balances earn credits that reduce monthly expenses. Had these cash balances been invested in an income producing asset, they would have generated income for the Fund.

3. PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 1996, purchases and sales of investment securities, other than short-term securities, aggregated $41,209,277 and $41,644,728, respectively.

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1996

4. CAPITAL

     There are 100 million shares of $.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ('Preferred Stock').

5. AUCTION RATE PREFERRED STOCK

     The Fund has issued 1,100 shares of Preferred Stock with net asset and liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

     Dividends are accumulated daily at an annual rate set through auction procedures and are typically reset and paid every twenty eight days. The annualized dividend rate ranged from 3.48% to 3.899% during the year ended October 31, 1996 and was 3.80% at October 31, 1996. Distributions of net realized capital gains, if any, will be paid at least annually.

     The Fund is subject to certain restrictions relating to the Preferred Stock. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at liquidation value.

     The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.


6. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                      Net Increase
                                                                             Realized and              (Decrease)
                                                                              Unrealized              in Net Assets
                                                         Net                Gain (Loss) on           Resulting from
                          Investment Income       Investment Income         Investments-Net            Operations
                         --------------------    --------------------    ---------------------    ---------------------
                                        Per                     Per                      Per                      Per
                                       Common                  Common                   Common                   Common
    Quarter Ended          Total       Share       Total       Share        Total       Share        Total       Share
----------------------   ----------    ------    ----------    ------    -----------    ------    -----------    ------
January 31, 1996......   $2,317,542    $0.32     $1,965,199    $0.27     $ 4,006,198    $0.55     $ 5,971,397    $0.82
April 30, 1996........    2,307,130     0.32      1,966,485     0.27      (6,640,914)   (0.91 )    (4,674,429)   (0.64)
July 31, 1996.........    2,320,887     0.32      1,983,890     0.28       1,916,810     0.26       3,900,700     0.54
October 31, 1996......    2,328,294     0.32      1,962,659     0.27       1,976,186     0.27       3,938,845     0.54
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         $9,273,853    $1.28     $7,878,233    $1.09     $ 1,258,280    $0.17     $ 9,136,513    $1.26
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------

January 31, 1995......   $2,283,921    $0.31     $1,967,434    $0.27     $ 4,208,926    $0.58     $ 6,176,360    $0.85
April 30, 1995........    2,302,750     0.32      1,965,276     0.27       4,526,988     0.62       6,492,264     0.89
July 31, 1995.........    2,297,040     0.32      1,953,419     0.27       1,803,701     0.25       3,757,120     0.52
October 31, 1995......    2,325,120     0.32      1,980,448     0.27       3,835,517     0.53       5,815,965     0.80
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         $9,208,831    $1.27     $7,866,577    $1.08     $14,375,132    $1.98     $22,241,709    $3.06
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------
                         ----------    ------    ----------    ------    -----------    ------    -----------    ------

                         MUNICIPAL ADVANTAGE FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1996

7. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, accumulated net realized capital losses available as a reduction against future net realized capital gains were $3,454,335 of which $1,259,457, $1,732,476 and $462,402 will expire in 2002, 2003 and 2004, respectively. To the extent that these capital loss carryovers are used to offset future net capital gains, it is possible that gains so offset will not be distributed to shareholders.

8. SUBSEQUENT EVENTS

     On November 1, 1996, a dividend of $.0665 per share was declared to common shareholders payable December 3, 1996 to shareholders of record on November 18,

1996.

     At the last auction on November 25, 1996, the Fund sold 91-day auction rate preferred stock at an annual rate of 3.69% with pay dates of January 2, 1997, February 3, 1997 and February 25, 1997.

     On December 2, 1996, a dividend of $.0665 per share was declared to common shareholders payable December 31, 1996 to shareholders of record on December 16, 1996.

                         MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                                     APRIL 30,
                                                                                                                      1993(1)
                                               YEAR ENDED              YEAR ENDED             YEAR ENDED                 TO
                                            OCTOBER 31, 1996        OCTOBER 31, 1995       OCTOBER 31, 1994       OCTOBER 31, 1993
                                            ----------------        ----------------       ----------------       ----------------
Net asset value, beginning of period......    $      13.77            $      11.79           $      14.75           $      14.10
Income from investment operations:
Net investment income.....................            1.09                    1.08                   1.05                   0.43
Net realized and unrealized gain (loss) on
  investments.............................            0.17                    1.98                  (2.89)                  0.84
                                            ----------------        ----------------       ----------------       ----------------
    Total from investment operations......            1.26                    3.06                  (1.84)                  1.27
                                            ----------------        ----------------       ----------------       ----------------
Dividends and distributions to
  shareholders:
Dividends to preferred shareholders from
  net investment income...................           (0.29)                  (0.30)                 (0.21)                 (0.07)
Dividends to common shareholders from net
  investment income.......................           (0.78)                  (0.78)                 (0.86)                 (0.31)
Distributions to preferred shareholders
  from net realized gains.................              --                      --                  (0.01)                    --
Distributions to common shareholders from
  net realized gains......................              --                      --                  (0.04)                    --
                                            ----------------        ----------------       ----------------       ----------------
    Total dividends and distributions to
      shareholders........................           (1.07)                  (1.08)                 (1.12)                 (0.38)
                                            ----------------        ----------------       ----------------       ----------------
Capital charge in respect of issuance of
  preferred shares........................              --                      --                     --                  (0.18)
Capital charge in respect of issuance of
  common shares...........................              --                      --                     --                  (0.06)
                                            ----------------        ----------------       ----------------       ----------------
    Total capital charges.................              --                      --                     --                  (0.24)
                                            ----------------        ----------------       ----------------       ----------------
Net asset value, end of period............    $      13.96            $      13.77           $      11.79           $      14.75
                                            ----------------        ----------------       ----------------       ----------------
                                            ----------------        ----------------       ----------------       ----------------
Market value, end of period...............    $     11.875            $     11.625           $       9.75           $     14.125
                                            ----------------        ----------------       ----------------       ----------------
                                            ----------------        ----------------       ----------------       ----------------
    Total investment return(2)............             9.2%                   27.9%                 (25.7%)                  2.4%(3)
                                            ----------------        ----------------       ----------------       ----------------
                                            ----------------        ----------------       ----------------       ----------------
Net assets, end of period(4)..............    $156,297,299            $154,908,385           $140,550,749           $162,057,409
                                            ----------------        ----------------       ----------------       ----------------
Ratio of operating expenses to average net

  assets(6)...............................            1.40%(7)                1.44%                  1.39%                  1.17%(5)
                                            ----------------        ----------------       ----------------       ----------------
Ratio of net investment income to average
  net assets(6)...........................            7.88%                   8.44%                  7.85%                  6.07%(5)
                                            ----------------        ----------------       ----------------       ----------------
Portfolio turnover........................              27%                     36%                    22%                     9%
                                            ----------------        ----------------       ----------------       ----------------

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Change in market price assuming reinvestment of dividends and distributions to common shareholders on payable date (at market).
(3) Return does not reflect underwriters' discount.
(4) 1940 Act Preferred Shares asset coverage were 283%, 281%, 255%, and 295%, respectively.
(5) Annualized.
(6) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Average net assets of common shareholders for each period were $99,980,261, $93,172,629 $97,502,978 and $102,609,821, respectively.
(7) Gross of expense offsets (see note 2 in Notes to Financial Statements).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Municipal Advantage Fund Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the 'Fund') at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 30, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1996

TAX INFORMATION

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1996) as to the Federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising you that substantially all dividends paid from net investment income during the fiscal year ended October 31, 1996 were Federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the Federal alternative minimum tax during the fiscal year. Dividends paid from net investment income subject to such tax amounted to 18.8%. Per share dividends for the fiscal year ended October 31, 1996 were as follows:

Dividends to common shareholders from net investment income......................  $  0.7815
Dividends to preferred shareholders from net investment income...................  $  0.2861

     Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1996. In January 1997, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the dividends received by you in calendar 1996. The amount that will be reported, will be the amount to use on your 1996 Federal income tax return and may differ from the amount which we must report for the Fund's fiscal year ended October 31, 1996. Shareholders are advised to consult with their own tax advisers as to the Federal, state and local tax status of the Fund's income received. A breakdown of interest by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Municipal Advantage Fund Inc. has a Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all dividends and distributions on the Fund's Common Stock automatically are reinvested in additional shares of Common Stock purchased in the open market unless a shareholder elects to receive cash. Dividends and distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee are reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the shareholder elects to receive dividends and distributions in cash. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to their participation in the Plan and may be required to have their shares registered in their own names in order to participate in the Plan if they transfer their shares into the name of another nominee.

     BostonEquiServe L.P., (the 'Plan Agent') serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent, as agent for the participants, receives the cash payment and uses it to buy the Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan.

     Participants also have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in Common Stock. The Plan Agent uses all such funds received from participants to purchase shares of Common Stock in the open market on or about the payable date. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent at least ten days before an applicable purchase date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

     The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including tax forms required for personal and tax filing. Shares of Common Stock in the account of each Plan participant will be held by the Plan in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

     There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments are paid for by the Fund. However, each participant pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of income dividends, capital gain distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are less than the usual brokerage charges for such transactions because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions.

     Participation in the Plan may be terminated at any time by written notice from the participant received by the Plan Agent up to 10 days prior to the next dividend record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares in his/her account and a check in an amount equal to the then current market price of any fractional share, or upon written instructions from the participant, will sell the full shares as soon as practicable following termination and send the participant a check representing the proceeds, less a service charge of $2.50, brokerage commissions and applicable taxes, if any.

     The Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to participants in the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days written notice to participants in the Plan (except when necessary or appropriate to comply with applicable laws, rules or policies of a regulatory authority).

     All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to BostonEquiServe L.P., P.O. Box 8200, Boston, Massachusetts 02266-8200 or telephone 1-800-426-5523.

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MUNICIPAL ADVANTAGE FUND INC.

ANNUAL REPORT
October 31, 1996


DIRECTORS AND PRINCIPAL OFFICERS

Mark C. Biderman
 Director, Chairman of the Board and President

Raymond D. Horton
 Director

Robert L. Rosen
 Director

Jeswald W. Salacuse
 Director

Robert I. Kleinberg
 Director and Secretary

Robert A. Blum
 Assistant Secretary


INVESTMENT MANAGER

Advantage Advisers, Inc.
One World Financial Center
New York, NY 10281


INVESTMENT ADVISER

OpCap Advisors
One World Financial Center
New York, NY 10281


TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

BostonEquiServe L.P.
Post Office Box 8200
Boston, MA 02266-8200


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036



This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


MUNICIPAL ADVANTAGE FUND INC.